UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 24, 2011
Molycorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34827	27-2301797

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 Denver Tech Center Parkway, Suite 1000,
Greenwood Village, CO		80111

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (303) 843-8040
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     In connection with the filing of a registration statement on Form S-1 on May 24, 2011, Molycorp, Inc. (the “Company”) revised its consolidated financial statements (i) as of and for the year ended December 31, 2010, and cumulatively for the period from June 12, 2008 (Inception) through December 31, 2010, and (ii) as of and for the three months ended March 31, 2011, and cumulatively for the period from June 12, 2008 (Inception) through March 31, 2011, in each case for an overstatement of Work in Process (“WIP”) inventory.
     The Company determined that its work in process inventory of ceric hydrate was overstated by approximately $1.7 million as of December 31, 2010 and by approximately $3.0 million as of March 31, 2011, $1.3 million of which related to the three months ended March 31, 2011 and $1.7 million related to the fourth quarter of 2010, which was also revised. The Company has assessed the materiality of this misstatement in accordance with the SEC’s Staff Accounting Bulletin (“SAB”) No. 99 and concluded that this error is not material to its previously issued consolidated financial statements. Accordingly, by reference to SAB No. 108, the Company’s previously issued consolidated financial statements have been revised in the registration statement as follows:

	Year Ended and as of
	December 31, 2010
	As
	Previously
	Reported	Revision	As Revised
	(In thousands, except per share amounts)

Cost of goods sold	$(35,902)	$(1,689)	$(37,591)
Net loss	(49,085)	(1,689)	(50,774)
Loss per basic/diluted common share	(0.79)	(0.02)	(0.81)
Current inventory	20,511	(1,689)	18,822
Current assets	355,121	(1,689)	353,432
Total assets	481,249	(1,689)	479,560
Total stockholders’ equity	448,202	(1,689)	446,513

	Total from June 12, 2008
	(Inception) through
	December 31, 2010
	As
	Previously
	Reported	Revision	As Revised
	(In thousands, except per share amounts)

Cost of goods sold	$(70,714)	$(1,689)	$(72,403)
Net loss	(91,746)	(1,689)	(93,435)
Net loss per basic/diluted common share	(1.90)	(0.03)	(1.93)

	Three Months Ended and as of
	March 31, 2011
	As
	Previously
	Reported	Revision	As Revised
	(In thousands, except per share amounts)

Cost of goods sold	$(15,388)	$(1,289)	$(16,677)
Loss before income taxes	(710)	(1,289)	(1,999)
Net loss	(909)	(1,289)	(2,198)
Loss per basic/diluted common share	(0.03)	(0.01)	(0.04)
Current inventory	24,363	(2,978)	21,385
Current assets	537,072	(2,978)	534,094
Total assets	702,451	(2,978)	699,473
Total stockholders’ equity	649,869	(2,978)	646,891

	Total from June 12, 2008
	(Inception) through
	March 31, 2011
	As
	Previously
	Reported	Revision	As Revised
	(In thousands, except per share amounts)

Cost of goods sold	$(86,102)	$(2,978)	$(89,080)
Loss before income taxes	(92,456)	(2,978)	(95,434)
Net loss	(92,655)	(2,978)	(95,633)
Loss per basic/diluted common share	(1.81)	(0.05)	(1.86)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLYCORP, INC.

By:
Name:	/s/ James S. Allen James S. Allen
Title:	Chief Financial Officer
Date: May 24, 2011